Exhibit 10(a)60

                                                            Execution Copy

















                      AMENDMENT NO.1, DATED AS OF JUNE 15, 1994,

                   TO THE PLANT ROBERT W. SCHERER UNIT NUMBER FOUR

                                 AMENDED AND RESTATED

                   PURCHASE AND OWNERSHIP PARTICIPATION AGREEMENT

                                        among

                                GEORGIA POWER COMPANY

                            FLORIDA POWER & LIGHT COMPANY

                                         and

                          JACKSONVILLE ELECTRIC AUTHORITY
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               THIS AMENDMENT NO.1, dated as of June 15, 1994, is among

          GEORGIA POWER COMPANY, a corporation organized and existing under the laws of the State of Georgia ("GPC"), FLORIDA POWER & LIGHT

          COMPANY, a corporation organized and existing under the laws of the State of Florida ("FPL"), and JACKSONVILLE ELECTRIC

          AUTHORITY, a body politic and corporate and an independent agency of the City of Jacksonville, Florida, organized and existing under the laws of the State of Florida, ("JEA"), and is Amendment

          No. 1 to that certain Plant Robert W. Scherer Unit Number Four

          Amended and Restated Purchase and Ownership Participation

          Agreement, dated as of December 31, 1990 (the "Ownership

          Agreement"), among GPC, FPL and JEA.



                                W I T N E S S E T H :



               WHEREAS, GPC, FPL and JEA have previously entered into the

          Ownership Agreement providing, among other things, to establish their respective ownership rights in Scherer Unit No. 4, the

          Additional Unit Common Facilities, the Plant Scherer Common

          Facilities and in the Plant Scherer Coal Stockpile; and



               WHEREAS, the parties hereto desire to amend certain

          provisions of the Ownership Agreement;



               NOW, THEREFORE, in consideration of the mutual agreements

          herein set forth, the parties hereto hereby agree as follows:
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               1.   Certain Definitions.  Capitalized terms and phrases

          used and not otherwise defined in this Amendment shall have the respective meanings assigned to them by the Ownership Agreement,

          the Operating Agreement, or both, unless the context or use clearly indicates otherwise.  The rules of interpretation,

          instruction, or both, set forth in the Ownership Agreement shall apply with equal force and effect to this Amendment.



          2.   Amendment to Section 1, DEFINITIONS.



               (a)  Section 1(q), COMMON COAL STOCKPILE, is hereby amended to add the following to the end thereof, "pursuant to

                    Section 6(i), COMMON COAL STOCKPILE AND SEPARATE COAL

                    STOCKPILES, of this Ownership Agreement."



               (b)  The first sentence of Section 1(r), COMMON COAL

                    STOCKPILE COSTS, is hereby amended to delete the words

                    "Section 3(d), FOSSIL FUEL," and to substitute the

                    words "subsection (iii) of Section 3(c), SEPARATE FUEL

                    PROCUREMENT" therefore.



                    The second sentence of Section 1(r), COMMON COAL

                    STOCKPILE COSTS, is hereby amended to add the words

                    "Other Fuel Costs, Separate Coal Stockpile Costs and"

                    after the words "shall not include."




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               (c)  Section 1(u), COMMON PROCUREMENT PARTICIPANT, is hereby amended to add the words "subsection (iii) of" after

                    the words "exercised its rights under" in subsection

                    (i) thereof.



                    Section 1(u), COMMON PROCUREMENT PARTICIPANT, is hereby

                    amended to delete the words "undivided ownership

                    interests" and "undivided percentage ownership

                    interest" and to substitute the words "Pro Forma

                    Ownership Interest in Plant Scherer" therefore.



               (d)  The second sentence of Section 1(bo), OTHER FUEL COSTS,

                    is hereby amended to add the words "Common Coal

                    Stockpile Costs, Separate Coal Stockpile Costs and"

                    after the words "shall not include."



               (e)  Section 1(bz), PLANT SCHERER PARTICIPATION AGREEMENTS,

                    is hereby amended to delete the words "William J. Wade

                    as Owner Trustees" and to substitute the words

                    "NationsBank of Georgia, N.A. (as successor to William

                    J. Wade) as Owner Trustees, as amended" therefore.



               (f)  Section 1(cc), PRO FORMA OWNERSHIP INTERESTS IN PLANT

                    SCHERER, is hereby amended to add words "by four" after

                    the words "obtained by dividing."




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                    Section 1(cc), PRO FORMA OWNERSHIP INTEREST IN PLANT

                    SCHERER, is hereby amended to delete "(i)" and the

                    words "by (ii) four" therefrom.



               (g)  Section 1(cu), SEPARATE COAL STOCKPILE COSTS, is hereby amended by deleting such Section 1(cu) in its entirety

                    and by substituting, in lieu thereof, the following:



                         "(cu)  Separate Coal Stockpile Costs.  "Separate

                    Coal Stockpile Costs" shall mean with respect to each

                    Separate Coal Stockpile Participant all costs incurred

                    by the Agent for such Separate Coal Stockpile

                    Participant (or by a Common Procurement Participant in

                    connection with any contract for fuel entered into in

                    accordance with the provisions of subsection (iii) of

                    Section 3(c), SEPARATE FUEL PROCUREMENT, of the

                    Operating Agreement) that are allocable to the

                    acquisition, processing, transportation, delivering,

                    handling, storage, accounting, analysis, measurement

                    and disposal of coal for such Separate Coal Stockpile

                    Participant, including, without limitation, all costs

                    incurred by GPC as Agent in administering fuel and

                    transportation contracts entered into by such Separate

                    Coal Stockpile Participant pursuant to any one or more

                    of Section 6(i), COMMON COAL STOCKPILE AND SEPARATE

                    COAL STOCKPILES, hereof or subsection (ii) of Section


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                    3(c), SEPARATE FUEL PROCUREMENT, subsection (i) of

                    Section 3(d), FOSSIL FUEL or Section 3(e), COMMON COAL

                    STOCKPILE AND SEPARATE COAL STOCKPILES, of the

                    Operating Agreement, and including any advance payments

                    in connection therewith, less credits related to such

                    costs applied as appropriate, and including that

                    portion of administrative and general expenses which is

                    properly and reasonably allocable to acquisition and

                    management of coal for such Separate Coal Stockpile

                    Participant's Separate Coal Stockpile and for which the

                    incurring party has not otherwise been reimbursed.

                    Separate Coal Stockpile Costs shall not include Common

                    Coal Stockpile Costs, Other Fuel Costs and amortization

                    of the Plant Scherer initial fossil fuel supply,

                    including, without limitation, unrecoverable base

                    coal."



               (h)  Section 1(cw), SEPARATE PROCUREMENT PARTICIPANT, is

                    hereby amended by deleting such Section 1(cw) in its

                    entirety and by substituting, in lieu thereof, the

                    following:



                         "(cw)  Separate Procurement Participant.

                    "Separate Procurement Participant" shall mean each

                    Separate Coal Stockpile Participant (i) which has

                    exercised its rights under the applicable subsections


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                    of Sections 3(c), SEPARATE FUEL PROCUREMENT of the

                    Operating Agreement, Section 2(c) (iii) of the Units

                    Operating Agreement, Section 3(c), SEPARATE FUEL

                    PROCUREMENT of the Unit Three Operating Agreement or

                    (ii) which has been found by a vote of a majority of

                    the Pro Forma Ownership Interest in Plant Scherer of

                    the Common Procurement Participants (excluding the Pro

                    Forma Ownership Interest in Plant Scherer of the Common

                    Procurement Participant under consideration) to have

                    violated the policies and rules for Common Procurement

                    Participants established from time to time by the Plant

                    Scherer Managing Board; and which has not been

                    reestablished as a Common Procurement Participant

                    pursuant to subsection (i) of Section 3(d), FOSSIL

                    FUEL, of the Operating Agreement."



               (i)  Section 1(df), UNIFORM SYSTEM OF ACCOUNTS, is hereby

                    amended to delete the words "(Class A and Class B)" and

                    to substitute the words "subject to the provisions of

                    the Federal Power Act" therefore.














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          3.   Amendment to Section 3, SALE TO FPL OF UNDIVIDED OWNERSHIP

               INTERESTS IN SCHERER UNIT NO. 4.



               (a)  The first sentence of Section 3(c), CLOSINGS, is hereby amended to delete the words "June 30, 1991" and to

                    substitute the words "July 2, 1991" therefore.



               (b)  The fourth sentence of Section 3(c), CLOSINGS, is

                    hereby amended to delete the words "June 30, 1991" and

                    to substitute the words "July 2, 1991" therefore.



          4.   Amendment to Section 4, SALE TO JEA OF UNDIVIDED OWNERSHIP

               INTERESTS IN SCHERER UNIT NO. 4.



               (a)  The first sentence of Section 4(c), CLOSINGS, is hereby amended to delete the words "June 30, 1991" and to

                    substitute the words "July 2, 1991" therefore.



               (b)  The third sentence of Section 4(c), CLOSINGS, is hereby amended to delete the words "June 30, 1991" and to

                    substitute the words "July 2, 1991" therefore.



          5.   Amendment to Section 6, OWNERSHIP, RIGHTS AND OBLIGATIONS.



               (a)  Subsection (vii) of Section 6(d), DAMAGE AND

                    DESTRUCTION, is hereby amended to add the words


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                    "actually incurred" after the words "cost of capital"

                    and to add the following to the end thereof:



                    "Except as otherwise agreed to by the Participants and

                    the Additional Unit Participants, the Participants may

                    not repair or reconstruct the Additional Units or the

                    Additional Unit Common Facilities and the Additional

                    Unit Participants may not repair or reconstruct the

                    Units or the Unit Common Facilities."



               (b)  Subsections (i), (ii) and (iii) of Section 6(g), FOSSIL

                    FUEL, are hereby amended to add the words "5(b),

                    SCHEDULING AND DISPATCHING," after the words "Sections

                    3(e), COMMON COAL STOCKPILE AND SEPARATE COAL

                    STOCKPILES," in each of those subsections.



               (c)  Subsection (ii) of Section 6(i), COMMON COAL STOCKPILE

                    AND SEPARATE COAL STOCKPILES, is hereby amended to add

                    the words "5(b), SCHEDULING AND DISPATCHING" after the

                    words "Sections 3(e), COMMON COAL STOCKPILE AND

                    SEPARATE COAL STOCKPILES."



               (d)  Subsection (ii) of Section 6(i), COMMON COAL STOCKPILE

                    AND SEPARATE COAL STOCKPILES, is hereby amended to add

                    the following to the end thereof, "except as provided

                    in subsection (viii) of this Section 6(i)."


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               (e)  The last sentence of subsection (iii) of Section 6(i),

                    COMMON COAL STOCKPILE AND SEPARATE COAL STOCKPILES, is

                    hereby amended to delete the words "undivided ownership

                    interests" and to substitute the words "Pro Forma

                    Ownership Interest in Plant Scherer" therefore.



               (f)  Subsection (vi) of Section 6(i), COMMON COAL STOCKPILE

                    AND SEPARATE COAL STOCKPILES, is hereby amended to add

                    the following to the end thereof, "under this Section

                    6(i)."



          6.   Amendment to Section 10, MISCELLANEOUS.



               The first sentence of Section 10(s), CERTAIN PROVISIONS

          APPLICABLE DURING BUY-BACK PERIOD, is hereby amended to delete the words "Section 5(c)" and to substitute the words "Section

          5(b)" therefore.



          7.   Miscellaneous.



               This Amendment shall be construed in connection with and as a part of the Ownership Agreement, and all terms, conditions and covenants contained in the Ownership Agreement, except as herein modified, shall be and remain in full force and effect. The parties hereto agree that they are bound by the terms and

          conditions of the Ownership Agreement as amended hereby.


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               This Amendment may be executed in any number of

          counterparts, each executed counterpart constituting an original but altogether one and the same instrument.



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               IN WITNESS WHEREOF, the undersigned Parties hereto have duly executed this Amendment to the Ownership Agreement under seal as of the date first above written.


          Signed, sealed and delivered       GEORGIA POWER COMPANY, as a
          in the presence of:                Scherer Unit No. 4 Participant


          ___________________________        By:  ________________________

          ___________________________        Attest:  ____________________
          Notary Public
                                                       (CORPORATE SEAL)


          Signed, sealed and delivered       FLORIDA POWER & LIGHT COMPANY,
          in the presence of:                as a Scherer Unit No. 4
                                             Participant

          ___________________________        By:  _________________________

          ___________________________        Attest:  _____________________
          Notary Public
                                                       (CORPORATE SEAL)


          Signed, sealed and delivered       JACKSONVILLE ELECTRIC
          in the presence of:                AUTHORITY, as a Scherer Unit
                                             No. 4 Participant

          ___________________________        By:  _________________________

          ___________________________        Attest:  ____________________
          Notary Public
                                                       (CORPORATE SEAL)


          Signed, sealed and delivered       GEORGIA POWER COMPANY, as
          in the presence of:                Agent

          ___________________________        By:  _________________________

          ___________________________        Attest:  _____________________
          Notary Public
                                                       (CORPORATE SEAL)





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